Exhibit 99.1

Press Release, dated May 11, 2005

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc. (OTCBB: DJTC.OB)

CONTACT:	Scott C. Butera, President and Chief Operating Officer (212) 891-1500

FOR RELEASE:	Wednesday, May 11, 2005

TRUMP HOTELS & CASINO RESORTS, INC. ANNOUNCES

EFFECTIVE DATE OF RECAPITALIZATION PLAN

NEW YORK, NY – Trump Hotels & Casino Resorts, Inc. (the “Company”) (OTCBB: DJTC.OB) announced today that its plan of reorganization (the “Plan”), which was confirmed on April 5, 2005, will become effective on or about May 20, 2005, marking the Company’s formal emergence from the reorganization proceedings voluntarily commenced on November 21, 2004. The Company also announced that it will request Court approval to use the Plan’s effective date (and not March 28, 2005) as the record date for making distributions under the Plan. This request is supported by the committees representing holders of the Company’s securities that have participated in the formulation and approval of the Plan.

About Our Company:

THCR is a leading gaming company that owns and operates four properties. THCR’s assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel

Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

PSLRA Safe Harbor for Forward-Looking Statements

and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to THCR’s or its subsidiaries’ performance, trends in THCR’s or its subsidiaries’ operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trumpcasinos.com.

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